UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2005

UCBH Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24947	94-3072450

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Montgomery Street San Francisco, California	94111

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 315-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 99.1
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 99.1

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Change in Control Agreements

     On June 9, 2005, UCBH Holdings, Inc. and United Commercial Bank (herein collectively referred to as the “Company”) and Dennis Wu, Director, Executive Vice President and Chief Financial Officer (herein collectively referred to with Mr. Downing as the “Officer”), entered into a three-year Change in Control Agreement (“CIC Agreement”). The form of the CIC Agreement is furnished as Exhibit 10.1 to this Current Report on Form 8-K.

     On June 9, 2005, the Company and Jonathan H. Downing, Executive Vice President and Director of Corporate Development and Investor Relations (herein collectively referred to with Mr. Wu as the “Officer”), entered into a three-year Change in Control Agreement (“CIC Agreement”) which supersedes all prior related agreements between the Company and Mr. Downing. The form of the CIC Agreement is furnished as Exhibit 10.2 to this Current Report on Form 8-K.

     The CIC Agreements provide that commencing on the first anniversary date and continuing on each anniversary thereafter, the Company’s CIC Agreements may be renewed by the Board of Directors for an additional year. The CIC Agreements provide that in the event voluntary or involuntary termination follows a change in control of the Company, unless termination is for cause, the Officer or, in the event of death, the Officer’s beneficiary, would be entitled to receive a severance payment equal to three times the Officer’s highest annual compensation for the three years preceding the change in control. The definition of “annual compensation” includes base salary plus bonus. The Company would also continue, and pay for, the Officer’s life, medical and disability insurance coverage for thirty-six (36) months from the date of termination or resignation. The CIC Agreement also provides that if a change in control event has occurred and the Officer is terminated within thirty-six (36) months of the event, for any reason other than for cause (as defined in the CIC Agreements), the Officer shall be entitled to receive a severance payment equal to three (3) times the highest annual compensation (base salary plus bonus) due to the Officer over the three years immediately preceding the Change in Control and any unvested stock options and related limited rights and unvested awards granted to the Officer under any stock option and similar plans shall immediately vest and shall be exercisable within one (1) year. The Company would also continue the Officer’s life, health and disability insurance coverage for 36 months.

     Mr. Wu’s CIC Agreement provides that if it should be determined that any payment or distribution pursuant to this Agreement would be subject to an Excise Tax, as defined in the CIC Agreement, Mr. Wu shall be entitled to receive from the Company an additional payment (“Gross-Up Payment”) in an amount such that after payment by Mr. Wu of all taxes, including any income taxes and Excise Tax imposed upon the Gross-Up Payment, Mr. Wu retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Termination Benefits.

     Mr. Downing’s CIC Agreement provides that if the payment, under the CIC Agreement exceeds the amount which can be paid to Mr. Downing without Mr. Downing incurring an Excise Tax, as defined in the CIC Agreement, and Mr. Downing would receive a greater net after-tax amount by applying the limitation contained in this paragraph then the amounts payable to Mr. Downing under the CIC Agreement would be reduced to the maximum which may be paid without Mr. Downing becoming subject to such an Excise Tax (such reduced payments to be referred to as the “Payment Cap”). In the event that Mr. Downing receives reduced payments and benefits otherwise provided for in the CIC Agreement, Mr. Downing shall have the right to designate which of the payments and benefits otherwise provided for in the CIC Agreement that Mr. Downing will receive in connection with the application of the Payment Cap. If it shall be determined that Mr. Downing would not receive a net after-tax benefit resulting from the application of the Payment Cap, then no reduction shall be made with respect to the pay or benefits due to Mr. Downing.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     Effective June 9, 2005, Mr. Downing’s prior Change in Control Agreement, as filed with the Securities and Exchange Commission as Exhibit 10.2 of the Company’s Form 10-Q on November 9, 2004, has been terminated as a result of the execution of the CIC Agreement described in Item 1.01 of this Current Report on Form 8-K.

Indemnification Agreements

     On June 10, 2005, UCBH Holdings, Inc., United Commercial Bank, and Dennis Wu, Executive Vice President, Chief Financial Officer and Director, entered into Indemnification Agreements. The form of the Indemnification Agreement for UCBH Holdings, Inc. and the form of the Indemnification Agreement for United Commercial Bank are furnished as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) Departure of Directors or Principal Officers.

     On June 7, 2005, Mr. Jonathan H. Downing informed the Company of his resignation as Director of the Company effective June 9, 2005. Mr. Downing accepted the appointment as Director of Corporate Development and Investor Relations and was succeeded by Mr. Dennis Wu as the Chief Financial Officer effective June 9, 2005. Mr. Downing will continue as an Executive Vice President of the Company.

(c) Appointment of Principal Officers.

     Effective June 9, 2005, Mr. Dennis Wu, currently a Director of the Company, was appointed Executive Vice President and Chief Financial Officer of the Company.

     Mr. Wu, age 63, recently retired after a 37-year career at Deloitte & Touche LLP, where he served as National Managing Partner for the firm’s Chinese Services Group since June 2000. A partner at Deloitte since 1979, Mr. Wu initiated and grew the Chinese Services Group into a seamless entity within Deloitte’s global structure. The Chinese Services Group advises U.S. companies doing business in China, as well as Chinese businesses seeking to penetrate the U.S. market. Previously at Deloitte, Mr. Wu served as partner-in-charge of the firm’s Enterprise Group in Northern California, which includes its banking, savings and loans, securities brokerage, insurance, real estate, health-care, and not-for-profit clients.

     Mr. Wu has no family relationship with any director or executive officer of the Company. For a description of the CIC Agreement that Mr. Wu has entered into with the Company, see Item 1.01 of this Form 8-K, which is incorporated herein by reference in its entirety.

     The press release issued on June 9, 2005 by the Company announcing the appointment of Dennis Wu as Executive Vice President and Chief Financial Officer and Jonathan H. Downing as Executive Vice President and Director of Corporate Development and Investor Relations is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     The following exhibits are included with this Report:

Exhibit Number	Description
10.1	Form of Change in Control Agreement for Dennis Wu.

10.2	Form of Change in Control Agreement for Jonathan H. Downing.

10.3	Form of Indemnification Agreement of UCBH Holdings, Inc.

10.4	Form of Indemnification Agreement of United Commercial Bank

99.1	Press Release, issued June 9, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UCBH HOLDINGS, INC.

Date: June 13, 2005	By:	/s/ Thomas S. Wu

Thomas S. Wu Chairman, President and Chief Executive Officer